EXHIBIT 23.1




            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



SpaceDev,  Inc.
San  Diego,  California



     We consent to the inclusion in Form 10-KSB of SpaceDev, Inc. of our report dated February 3, 2006, relating to the consolidated financial statements of SpaceDev, Inc. for the years ended December 31, 2005 and 2004.





San  Diego,  California                       /s/    PKF
March  28,  2006                              Certified  Public  Accountants
                                              A  Professional  Corporation